Exhibit 99.2

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	As of December 31,
(Thousands of Dollars)	2009	2008

ASSETS

Current Assets:
Cash and cash equivalents	$ 26,952	$ 89,816
Receivables, net	512,770	698,755
Unbilled revenues	229,326	218,440
Fuel, materials and supplies - current	277,085	300,049
Marketable securities - current	66,236	78,452
Derivative assets - current	31,785	31,373
Prepayments and other	123,700	88,679
Total Current Assets	1,267,854	1,505,564

Property, Plant and Equipment, Net	8,839,965	8,207,876

Deferred Debits and Other Assets:
Regulatory assets	3,244,931	3,502,606
Goodwill	287,591	287,591
Marketable securities - long-term	54,905	30,757
Derivative assets - long-term	189,751	241,814
Other	172,682	212,272
Total Deferred Debits and Other Assets	3,949,860	4,275,040

Total Assets	$ 14,057,679	$ 13,988,480

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	As of December 31,
(Thousands of Dollars)	2009	2008

LIABILITIES AND CAPITALIZATION

Current Liabilities:
Notes payable to banks	$ 100,313	$ 618,897
Long-term debt - current portion	66,286	54,286
Accounts payable	457,582	678,614
Accrued taxes	50,246	12,527
Accrued interest	83,763	69,818
Derivative liabilities - current	37,617	100,919
Other	183,605	168,401
Total Current Liabilities	979,412	1,703,462

Rate Reduction Bonds	442,436	686,511

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,380,143	1,223,461
Accumulated deferred investment tax credits	22,145	25,371
Regulatory liabilities	485,706	592,540
Derivative liabilities - long-term	955,646	912,426
Accrued pension	781,431	740,930
Other	823,723	864,105
Total Deferred Credits and Other Liabilities	4,448,794	4,358,833

Capitalization:
Long-Term Debt	4,492,935	4,103,162

Noncontrolling Interest in Consolidated Subsidiary:
Preferred stock not subject to mandatory redemption	116,200	116,200

Common Shareholders' Equity:
Common shares	977,276	881,061
Capital surplus, paid in	1,762,097	1,475,006
Deferred contribution plan - employee stock ownership plan	(2,944)	(15,481)
Retained earnings	1,246,543	1,078,594
Accumulated other comprehensive loss	(43,467)	(37,265)
Treasury stock	(361,603)	(361,603)
Common Shareholders' Equity	3,577,902	3,020,312
Total Capitalization	8,187,037	7,239,674

Total Liabilities and Capitalization	$ 14,057,679	$ 13,988,480

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Years Ended December 31,
(Thousands of Dollars, except share information)	2009	2008	2007

Operating Revenues	$ 5,439,430	$ 5,800,095	$ 5,822,226

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	2,629,619	2,996,180	3,350,673
Other	1,001,190	1,021,704	961,285
Maintenance	234,173	254,038	211,589
Depreciation	309,618	278,588	265,297
Amortization of regulatory assets, net	13,315	186,396	40,674
Amortization of rate reduction bonds	217,941	204,859	201,039
Taxes other than income taxes	282,199	267,565	252,188
Total operating expenses	4,688,055	5,209,330	5,282,745
Operating Income	751,375	590,765	539,481

Interest Expense:
Interest on long-term debt	224,712	193,883	162,841
Interest on rate reduction bonds	36,524	50,231	61,580
Other interest	12,401	25,031	15,824
Interest expense, net	273,637	269,145	240,245
Other Income, Net	37,801	50,428	61,639
Income from Continuing Operations Before
Income Tax Expense	515,539	372,048	360,875
Income Tax Expense	179,947	105,661	109,420
Income from Continuing Operations	335,592	266,387	251,455
Discontinued Operations:
Income from discontinued operations	-	-	435
Gains from sale/disposition of discontinued operations	-	-	2,054
Income tax expense	-	-	1,902
Income from Discontinued Operations	-	-	587
Net Income	335,592	266,387	252,042
Net Income Attributable to Noncontrolling Interest:
Preferred dividends of subsidiary	5,559	5,559	5,559
Net Income Attributable to Controlling Interest	$ 330,033	$ 260,828	$ 246,483

Basic Earnings Per Common Share:
Income from Continuing Operations Attributable to Controlling Interest	$ 1.91	$ 1.68	$ 1.59
Income from Discontinued Operations Attributable to Controlling Interest	-	-	-
Basic Earnings Per Common Share	$ 1.91	$ 1.68	$ 1.59

Fully Diluted Earnings Per Common Share:
Income from Continuing Operations Attributable to Controlling Interest	$ 1.91	$ 1.67	$ 1.59
Income from Discontinued Operations Attributable to Controlling Interest	-	-	-
Fully Diluted Earnings Per Common Share	$ 1.91	$ 1.67	$ 1.59

Weighted Average Common Shares Outstanding:
Basic	172,567,928	155,531,846	154,759,727
Fully Diluted	172,717,246	155,999,240	155,304,361

Amounts Attributable to Controlling Interest:
Income from Continuing Operations	$ 330,033	$ 260,828	$ 245,896
Income from Discontinued Operations	-	-	587
Net Income Attributable to Controlling Interest	$ 330,033	$ 260,828	$ 246,483

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Three Months Ended December 31,
(Thousands of Dollars, except share information)	2009	2008

Operating Revenues	$ 1,315,343	$ 1,447,886

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	595,468	710,114
Other	268,628	266,398
Maintenance	67,361	55,146
Depreciation	77,793	72,796
Amortization of regulatory assets, net	(5,879)	54,210
Amortization of rate reduction bonds	54,070	50,493
Taxes other than income taxes	65,548	67,432
Total operating expenses	1,122,989	1,276,589
Operating Income	192,354	171,297

Interest Expense:
Interest on long-term debt	56,521	51,550
Interest on rate reduction bonds	7,635	11,321
Other interest	3,911	6,676
Interest expense, net	68,067	69,547
Other Income, Net	11,720	8,818
Income Before Income Tax Expense	136,007	110,568
Income Tax Expense	49,900	37,280
Net Income	86,107	73,288
Net Income Attributable to Noncontrolling Interest:
Preferred dividends of subsidiary	1,390	1,390
Net Income Attributable to Controlling Interest	$ 84,717	$ 71,898

Basic Earnings Per Common Share	$ 0.48	$ 0.46

Fully Diluted Earnings Per Common Share	$ 0.48	$ 0.46

Dividends Declared Per Common Share	$ 0.24	$ 0.21

Weighted Average Common Shares Outstanding:

Basic	175,979,567	155,757,560

Fully Diluted	176,270,244	156,282,835

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	For the Years Ended December 31,
(Thousands of Dollars)	2009	2008	2007

Operating Activities:
Net income	$ 335,592	$ 266,387	$ 252,042
Adjustments to reconcile net income to net cash
flows provided by operating activities:
Bad debt expense	53,947	28,573	29,140
Depreciation	309,618	278,588	265,297
Deferred income taxes	125,890	86,810	6,933
Pension and PBOP expense/(income), net of capitalized portion and
PBOP contributions	21,572	(3,839)	10,865
Allowance for equity funds used during construction	(9,397)	(29,028)	(17,417)
Regulatory overrecoveries/(refunds and underrecoveries), net	37,868	(185,252)	48,725
Amortization of regulatory assets, net	13,315	186,396	40,674
Amortization of rate reduction bonds	217,941	204,859	201,039
Deferred contractual obligations	(29,155)	(32,326)	(41,950)
Derivative assets and liabilities	(18,798)	(37,052)	(43,808)
Other	12,549	9,567	(7,517)
Changes in current assets and liabilities:
Receivables and unbilled revenues, net	91,081	(141,879)	(65,381)
Investments in securitizable assets	-	(25,787)	33,531
Fuel, materials and supplies	25,957	(74,531)	(33,727)
Taxes receivable/accrued	16,194	63,251	(392,611)
Accounts payable	(208,180)	72,791	(49,554)
Other current assets and liabilities	(6,876)	(12,551)	17,713
Net cash flows provided by operating activities	989,118	654,977	253,994

Investing Activities:
Investments in property and plant	(908,146)	(1,255,407)	(1,114,824)
Proceeds from sales of marketable securities	208,947	259,361	254,832
Purchases of marketable securities	(211,243)	(262,357)	(261,777)
Rate reduction bond escrow and other deposits	594	1,686	63,722
Other investing activities	7,369	3,360	(9,419)
Net cash flows used in investing activities	(902,479)	(1,253,357)	(1,067,466)

Financing Activities:
Issuance of common shares	389,717	5,524	9,056
Cash dividends on common shares	(162,381)	(129,077)	(120,988)
Cash dividends on preferred stock of subsidiary	(5,559)	(5,559)	(5,559)
(Decrease)/increase in short-term debt	(518,584)	539,897	79,000
Issuance of long-term debt	462,000	760,000	655,000
Retirements of long-term debt	(54,286)	(261,286)	(4,877)
Retirements of rate reduction bonds	(244,075)	(230,925)	(259,722)
Financing fees	(17,262)	(7,003)	(8,620)
Other financing activities	927	1,521	3,375
Net cash flows (used in)/provided by financing activities	(149,503)	673,092	346,665
Net (decrease)/increase in cash and cash equivalents	(62,864)	74,712	(466,807)
Cash and cash equivalents - beginning of year	89,816	15,104	481,911
Cash and cash equivalents - end of year	$ 26,952	$ 89,816	$ 15,104

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.